                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints MALLARY REZNIK AND MANDA GHAFERI, or each of them, as his true and lawful attorneys-in fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any all capacities, to sign any and all amendments (including pre-and post-effective amendments) to the Registration Statements listed below, for which AMERICAN GENERAL LIFE INSURANCE COMPANY serves as Depositor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws;
(iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

  Registrant Name                                  File Nos.
  ---------------                 -------------------------------------------
  Variable Separate Account       333-185778 333-185840 333-185837
  811-03859                       333-185780 333-185797 333-185831
                                  333-185784 333-185798 333-185818 333-185786
                                  333-185762 333-185799 333-185820 333-185808
                                  333-185787 333-185801 333-185815 333-198223
                                  333-185775 333-185838 333-185816 333-223017
                                  333-185791 333-185800 333-185788 333-213338
  Variable Annuity Account One    333-185802
  811-04296
  Variable Annuity Account Two    333-185821
  811-08626
  Variable Annuity Account Four   333-185803
  811-08874
  Variable Annuity Account Five   333-185793 333-185826 333-185814 333-185813
  811-07727                       333-185804 333-185822 333-185809
                                  333-185829 333-185824 333-185811
                                  333-185825 333-185828 333-185810
  Variable Annuity Account Seven  333-185790 333-185795 333-185807 333-185832
  811-09003                       333-185794 333-185806
  Variable Annuity Account Nine   333-185834 333-185835 333-185841 333-185842
  811-21096
  AGL Separate Account A           033-44745  033-44744
  811-01491
  AGL Separate Account VL-R       333-151576  333-80191 333-129552 333-137817
  811-08561                       333-146948  333-53909 333-109613 333-143072
                                   333-43264  333-42567  333-90787 333-144594
                                   333-82982 333-103361  333-65170 333-153093
                                   333-89897 333-118318  333-87307 333-153068
                                  333-196172
  AGL Separate Account VUL        333-102301
  811-05794
  AGL Separate Account VUL-2      333-102300 333-102299
  811-06366
  AGL Separate Account I          333-185785 333-185839 333-185817 333-185823
  811-05301                       333-185819 333-185827 333-185836 333-185805
                                  333-185789 333-185843 333-185796 333-185785
  AGL Separate Account II         333-185761 333-185812 333-185830
  811-04867                       333-185833 333-185782
  AGL AG Separate Account A       333-185844 333-185792
  811-08862
  AG Separate Account D            333-25549  002-49805  333-81703  333-40637
  811-02441                        033-43390 333-109206  333-70667  033-57730
  AGL Separate Account VA-1       333-102302
  811-07781
  AGL Separate Account VA-2       333-102303
  811-01990

                                  AGL POA - 1

                               POWER OF ATTORNEY

Signature                                       Title                       Date
---------                                       -----                       ----
/s/ KEVIN T. HOGAN               Director, Chairman, Chief Executive  October 21, 2019
---------------------------      Officer, and President
KEVIN T. HOGAN

/s/ KATHERINE A. ANDERSON        Director, Senior Vice                October 21, 2019
---------------------------      President and Chief Risk
KATHERINE A. ANDERSON            Officer

/s/ THOMAS J. DIEMER             Director, Executive Vice             October 17, 2019
---------------------------      President and Chief Financial
THOMAS J. DIEMER                 Officer

/s/ TERRI N. FIEDLER             Director, Senior Vice                October 18, 2019
---------------------------      President and Chief
TERRI N. FIEDLER                 Distribution Officer

/s/ MICHAEL P. HARWOOD           Director, Senior Vice                October 16, 2019
---------------------------      President, Chief Actuary and
MICHAEL P. HARWOOD               Corporate Illustration Actuary

/s/ JONATHAN J. NOVAK
---------------------------      Director, Chief Executive            October 23, 2019
JONATHAN J. NOVAK                Officer, Institutional Markets

/s/ CRAIG A. SABAL               Director, Senior Vice                October 16, 2019
---------------------------      President and Chief
CRAIG A. SABAL                   Investment Officer

/s/ TODD P. SOLASH               Director, Chief Executive            October 15, 2019
---------------------------      Officer, Individual Retirement
TODD P. SOLASH

/s/ ADAM C. WINSLOW              Director, Chief Executive            October 21, 2019
---------------------------      Officer, Life Insurance
ADAM C. WINSLOW

                                  AGL POA - 2